THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA Class

Supplement dated November 6, 2018

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Ivy VIP Micro Cap Growth Portfolio. The Ivy Variable Insurance Portfolio Board of Directors has informed us that the Ivy VIP Micro Cap Growth Portfolio ("Micro Cap Growth Portfolio") was reorganized into the Ivy VIP Small Cap Growth Portfolio ("Small Cap Growth Portfolio") on November 5, 2018.

Under the reorganization, contractowners of units of the Micro Cap Growth Portfolio subaccount automatically received a proportionate number of units of the Small Cap Growth Portfolio subaccount based on the unit value of each fund at the time of the reorganization.

As a result of this reorganization, the Small Cap Growth Portfolio was added as an investment option to your contract as of November 5, 2018. The Micro Cap Growth Portfolio and the Small Cap Growth Portfolio have the same investment goals and pursue substantially similar investment strategies.

The following table reflects the expenses charged by the Ivy VIP Small Cap Growth Portfolio (Class I) (as a percentage of each fund's average net assets):

Management Fees +	12b-1 Fees +	Other Expenses =	Total Expenses[1]
0.85%	0.00%	0.07%	0.92%
1Class I shares are new and have been created to be used in connection with the reorganization discussed in this supplement.

Investments of the Variable Account – Description of the Funds.  This section outlines the investment objectives for Small Cap Growth Portfolio. For complete details, including risks, investment policies and strategies, please refer to the Small Cap Growth Portfolio's prospectus. You should read the fund prospectus carefully before investing. Please be advised that there is no assurance that the Equity Income Fund will achieve its stated objectives.

Ivy Variable Insurance Portfolio, advised by
•	Ivy VIP Small Cap Growth Portfolio – To provide growth of capital.

Please retain this Supplement for future reference.